SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 30, 2004

                                 MakeMusic! Inc.
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)

         0-26192                                               41-1716250
(Commission File Number)                                     (IRS Employer
                                                             Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 937-9611
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01.  Changes in Registrant's Certifying Accountant.

     On August 30, 2004, Ernst & Young LLP resigned as the Registrant's independent public accountants effective as of August 30, 2004.

     The reports of Ernst & Young LLP on the Registrant's financial statements for the fiscal years ended December 31, 2002 and 2003, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with its audit for the most recent fiscal year and through August 30, 2004, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     The Registrant has requested Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 3, 2004, is filed as Exhibit
16.1 to this Form 8-K.

     On September 13, 2004, the Registrant's Board of Directors and Audit Committee retained McGladrey & Pullen, L.L.P. to be the Registrant's independent public accountants. During the two most recent fiscal years and through September 13, 2004, the Registrant has not consulted with McGladrey & Pullen, L.L.P. regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered upon the Registrant's financial statements and either written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) the subject matter of a disagreement or reportable event with the former auditor.


Item 9.01.  Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  16.1     Letter from Ernst & Young LLP

                                  EXHIBIT INDEX

                                 MAKEMUSIC! INC.
                             Form 8-K Current Report




                                EXHIBIT NO. ITEM

           16.1 Letter from Ernst & Young LLP dated September 3, 2004



                                                                    EXHIBIT 16.1





September 3, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

We have read Item 4.01 of Form 8-K dated September 3, 2004, of MakeMusic! Inc. and are in agreement with the statements contained in the first through fourth paragraphs therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                    /s/ Ernst & Young LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MAKEMUSIC! INC.


                                              By  /s/William R. Wolff
                                                 -------------------------------
Date:   September 14, 2004                       William R. Wolff,
                                                 Chief Executive Officer